Exhibit 10.1

AMENDMENT NO. 1 TO

EXECUTIVE EMPLOYMENT AGREEMENT

This AMENDMENT (this “Amendment”) to the executive employment agreement between P&F INDUSTRIES, INC., a Delaware corporation (the “Company”), and Joseph A. Molino, Jr. (the “Executive”) dated as of January 1, 2018 (the “Employment Agreement”), is being entered into on this 5th day of March, 2019 (the “Effective Date”).

W I T N E S S E T H

WHEREAS, the Company and the Executive are parties to the Employment Agreement; and

WHEREAS, the Company and the Executive desire to amend the terms of the Employment Agreement as provided herein, effective as of the Effective Date.

NOW, THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, effective as of the Effective Date, the parties hereto hereby agree as follows:

1.	Sections 8(a)(ii)(A) and 8(a)(ii)(D) of the Employment Agreement are hereby amended to replace all references therein to “12 months” with “eighteen (18) months”.

2.	Except as otherwise set forth in this Amendment, all other terms and conditions of the Employment Agreement shall remain in full force and effect. Upon execution of this Amendment, each of the undersigned hereby approves, confirms and ratifies the Employment Agreement as amended by this Amendment. Without limiting the generality of the foregoing, this Amendment shall be subject to Sections 18 and 21 of the Employment Agreement.

3.	This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument. The parties hereto agree to accept a signed facsimile copy of this Amendment as a fully binding original.

(Signature page follows)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

P&F INDUSTRIES, INC.

By:	/s/ Richard Horowitz
Richard Horowitz
Chairman of the Board, President and Chief Executive Officer

/s/ Joseph A. Molino, Jr.
JOSEPH A. MOLINO, JR.